Consolidated Schedule of Investments - Virtus AlphaSimplex Managed Futures ETF

October 31, 2024 (unaudited)

Security Description	Shares	Value
MONEY MARKET FUNDS - 95.3%
Dreyfus Treasury Securities Cash Management - Institutional Shares, 4.66%(1) (Cost $9,060,690)	9,060,690	$9,060,690
TOTAL INVESTMENTS - 95.3%
(Cost $9,060,690)		9,060,690
Other Assets in Excess of Liabilities - 4.7%		447,844
Net Assets - 100.0%		$9,508,534

(1)	The rate shown reflects the seven-day yield as of October 31, 2024.

Abbreviations:
MSCI -Morgan Stanley Capital International
S&P-Standard & Poor’s
SPI -Share Price Index
STOXX -Stock Index of the Eurozone
TOPIX -Tokyo Stock Price Index

At October 31, 2024, open exchange-traded futures contracts were as follows:

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/(Depreciation)
Long Contracts
Australian Dollar Future	12/16/2024	13	$855,075	$(29,797)
British Pound Future	12/16/2024	26	2,093,162	(44,568)
Copper Future	12/27/2024	3	325,500	585
EURO STOXX 50® Index Future	12/20/2024	9	473,236	(13,806)
Euro-Bund Future	12/06/2024	9	1,290,287	(23,250)
Gold Future	12/27/2024	6	1,649,580	95,505
MSCI Emerging Markets Index Future	12/20/2024	16	901,200	(4,092)
S&P 500® E-Mini Future	12/20/2024	5	1,434,625	(7,466)
SPI 200 Future	12/19/2024	12	1,612,999	(11,998)
TOPIX Index Future	12/12/2024	1	177,340	(1,065)
U.S. Treasury 10 Year Notes	12/19/2024	10	1,104,688	(42,019)
U.S. Treasury 2 Year Notes	12/31/2024	2	411,891	(5,219)
				$(87,190)
Short Contracts
Brent Crude Future	11/29/2024	(4)	$291,240	$6,492
Canadian Dollar Future	12/17/2024	(40)	2,880,000	20,139
Corn Future	3/14/2025	(26)	553,800	1,051
Euro FX Currency Futures	12/16/2024	(8)	1,089,000	(4,517)
Japanese Yen Future	12/16/2024	(5)	413,313	(2,251)
WTI Crude Future	11/20/2024	(3)	207,780	2,591
				$23,505

Consolidated Schedule of Investments - Virtus AlphaSimplex Managed Futures ETF (continued)

October 31, 2024 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2024.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Money Market Funds	$9,060,690	$—	$—	$9,060,690
Futures	126,363	—	—	126,363
Total	$9,187,053	$—	$—	$9,187,053
Liability Valuation Inputs
Futures	$190,048	$—	$—	$190,048
Total	$190,048	$—	$—	$190,048